UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): September 17, 2009

ICP SOLAR TECHNOLOGIES INC.
 (Exact name of registrant as specified in its charter)

NEVADA	000-51790	20-0643604
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

7075 Place Robert-Joncas Unit 131
Montreal, Quebec H4M 2Z2
(Address of Registrant’s principal executive offices)

(514) 270-5770
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Item 1.01     Entry into a Material Definitive Agreement.

On September 17, 2009, ICP Solar Technologies Inc. (the "Company") and BridgePointe Master Fund Ltd. ("BridgePointe"), Platinum Long Term Growth VI, LLC ("Platinum") and Gemini Master Fund, Ltd. ("Gemini") (BridgePointe, Platinum and Gemini, collectively, the "Purchasers") entered into a Waiver and Agreement ("Amendment") to further amend certain terms and conditions of certain of the private placement debt instruments among the Company and the Purchasers , all of which were previously disclosed and defined in a Current Report on Form 8-K filed June 17, 2008 and the exhibits thereto (the "June 17 8-K"), the possible amendment of which was previously disclosed in a Current Report on Form 8-K filed November 17, 2008 (the "November 17 8-K") and the previous amendment of which was previously disclosed in a Current Report on Form 8-K filed January 7, 2009 (the "January 7 8-K"), as follows:

(a) As of the date of the Amendment, the conversion price of those certain 11% Senior Secured Convertible Debentures (the "Debentures"), shall be reduced to $0.10 per share. All other terms of the Debentures remain unchanged.

(b) Certain insiders of the company agreed to Lockup Agreements as follows: (i) Sass Peress, President, CEO and Chairman of the Company agrees not to sell any common stock of the Company anytime from the date hereof and for so long as any of the Debentures or Warrants remain outstanding and (ii) Joel Cohen, Board Member, agrees not to sell any common stock of the Company anytime during the two (2) month period following the date of the signing of the Amendment.

The Company agrees to issue the Purchasers Makeup Warrants (as defined in the Amendment) in the following instance: (i) Should the Company issue equity securities or securities that are convertible or exchangeable into equity securities ("Issuance"), while the Debentures or Warrants remain outstanding, and (ii) should the sum of all of the shares issuable upon the exercise of the Warrants and upon the conversion of the Debentures (calculated on a fully diluted basis), equal less than 70% of the issued and outstanding shares of the Company (calculated on a fully diluted basis) ) immediately following the Issuance.

The Makeup Warrants shall be issued according to the terms, in the amounts and form set out in the Amendment.

Copies of the Waiver and Agreement, Amended and Restated Debentures and Form of Lockup Agreement are attached hereto. The foregoing descriptions are qualified in their entirety to such exhibits, which are incorporated by reference herein.

ITEM 3.02

    UNREGISTERED SALES OF EQUITY SECURITIES.

The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

ITEM 9.01

    FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit	Description
No.
4.2	Amended and Restated Form of 11% Senior Secured Convertible Debenture Due June 13, 2010.

10.1	Waiver and Agreement dated September 17, 2009, between ICP Solar Technologies, Inc., BridgePointe Master Fund Ltd., Gemini Master Fund, Ltd., and Platinum Long Term Growth VI, LLC.

10.2	Form of Lockup Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 23, 2009
ICP SOLAR TECHNOLOGIES INC.

/s/ Sass Peress
Sass Peress
President, Chief Executive Officer and Chairman